Locust on the Park 777 South Broad Left Bank SouthStar Lofts Investor Presentation June 2018 NAREIT Conference New Aimco Philadelphia Communities Acquisitions closed on May 1, 2018

AIMCO QUICK FACTS Shareholder Goal AIMCO seeks to earn LONG-TERM RETURNS on equity that are SUPERIOR to those of the equity REIT and S&P 500 indices by investing in a portfolio of high quality multifamily communities, DIVERSIFIED by both geography and price point, whose CASH FLOWS are PREDICTABLE and RISING. 12 $54 NAV 7% 5-year 1994 Primary Markets per share AFFO CAGR Aimco IPO 138 $13B 11% 5-year 2003 Apartment Communities Gross Asset Value Share Price CAGR Added to S&P 500 (1) Represents the compounded annual return for Economic Income, calculated through Aimco’s last published NAV at 3/31/2018, which represents the annual change in Aimco NAV per share plus cash dividends per share. 2

AIMCO QUICK FACTS Consistent Growth Over Time; Better Than Peer Average (1) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA and UDR. Source for peer simple average: SNL Financial. (2) Source for peer average: Company financials. 3 (3) Aimco 2018E AFFO represents the midpoint of guidance.

CONTENTS Aimco Quick Facts 2-3 Leadership Team 5 Strategic Objectives 6 Economic Income 7 Property Operations 8-10 Redevelopment & Development 11-13 Portfolio Management 14-19 Capital Allocation History 15 Paired Trade Analysis 16 Philadelphia Market Profile 17-19 Portfolio Diversification & Supply 20-22 Balance Sheet 23 Team & ESG 24-26 4

LEADERSHIP TEAM

Aimco benefits from a long-tenured team with an average of 16 years of Aimco service.



Paul Beldin
EVP &
Chief Financial Officer
10 Years



John Bezzant
EVP &
Chief Investment
Officer
12 Years



Lisa Cohn
EVP &
General Counsel
15 Years



Terry Considine
Chairman &
CEO
43 Years



Miles Cortez
EVP &
Chief Administrative
Officer
16 Years



Steve Crane
Real Estate Tax
15 Years



Matt Eilen
Property Operations
Finance
8 Years



Michael Englhard
Redevelopment
Construction Services
5 Years



Patti Fielding
EVP: Debt & Treasurer
President:
Aimco Investment Partners
21 Years



Richard Hawthorne
Redevelopment
Construction Services
10 Years



Kristina Howe
Property Operations
Shared Services
16 Years



Jennifer Johnson
Human Resources
13 Years



Keith Kimmel
EVP
Property Operations
16 Years



Stephanie Lambert
Redevelopment
Finance
17 Years



Didi Meredith
Property Operations
West Operations
12 Years



Leann Morein
Compliance
24 Years



Kevin Mosher
Property Operations
East Operations
10 Years



Susan Pickens
IT Strategy
23 Years



Wes Powell
EVP
Redevelopment
14 Years



Patti Shwayder
Government Relations
& Communications
15 Years



Martin Sprang
Asset Quality &
Service
12 Years



Lynn Stanfield
Finance & Tax
17 Years

5

STRATEGIC OBJECTIVES

Operational Excellence

Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Free Cash Flow[1]

- Lower resident turnover, 45.8% in 1Q 2018, through careful customer selection and emphasis on measured customer satisfaction
  - Median income of new residents in 1Q 2018 was over $100K for the fifth consecutive quarter
  - Customer satisfaction rating of >4 (out of 5) for over 4 years
  - Residents make a "Good-Neighbor Commitment"
- Produce predictable and growing Free Cash Flow
  - Greater than 4% NOI growth, each year, from 2011 through 2017
  - 680 bps NOI margin expansion over the five years ended 2017

Redevelopment

Create Value by Repositioning Properties Within Existing Portfolio and by Constructing New Properties

- Invest up to 3% of GAV annually
- Focus on location quality and excellence of design
- Achieve Free Cash Flow IRRs of ~10% on current projects
- Create lasting value for shareholders
  - Current projects are expected to create value >35% of our investment
  - For the five years ended 2017, Redevelopment activities created ~$400M of value

Portfolio Management

Enhance Rent Growth and Increase Long Term Capital Values Through Portfolio Design

- Employ strategic capital allocation to emphasize land value, location, and submarket selection
- Reduce revenue volatility by:
  - Geographic diversification across 12 primary markets, and
  - Price point diversification ~50% "A" communities and ~50% "B/C+" communities

Balance Sheet

Limit Risk Through Balance Sheet Structure

- Employ low leverage, 35% of LTV[2] at 3/31/18
- Finance primarily with non-recourse property debt, 87% of total leverage at 3/31/18
- Match long-lived investments with long-dated leverage
- Maintain a pool of unencumbered properties with substantial value ($2.0B at 3/31/18) and ample unused and available credit
- Maintain investment-grade rating

Team and Culture

Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success.

(1) Free Cash Flow is calculated as net operating income or NOI, less capital replacement spending or CR.

(2) Loan-to-value is calculated as the Aimco share of consolidated property debt to the corresponding property value.

6

ECONOMIC INCOME While Adjusted Funds From Operations (“AFFO”) is Aimco’s primary measure of current financial performance, Aimco’s primary measure of long-term financial performance is Economic Income. • Economic Income reflects shareholder value creation as measured by: (Net Asset Value Δ) + (Cash Dividends) Net Asset Value = The market value of a company's assets less its liabilities and obligations • Net Asset Value is used by many investors in real estate companies because the value of company assets can be readily estimated, even for non-earning assets such as land or properties under development. Net Asset Value has the advantage of incorporating the investment decisions of thousands of real estate investors. It enhances comparability among companies that have differences in their accounting. It avoids distortions that can result from application of GAAP to investment properties and ownership structures. • While Net Asset Value is not identical to liquidation value in that some costs and benefits are disregarded, it is often considered a floor with upside for value ascribed to the operating platform. Net Asset Value also provides an objective basis for the perceived quality and predictability of future cash flows as well as their expected growth as these are factors considered by real estate investors. As a result, Net Asset Value can be a valuable starting point for projecting future earnings. • Aimco publishes semi-annually its internal estimate of Net Asset Value. Aimco estimates are consistent with prices received in property sales… which have totaled $2.4B over the past five years. Most recently, Aimco estimates were confirmed when the seller of the new Philadelphia communities took partial payment in OP Units valued at $53 per share, in line with Aimco’s published NAV estimate at the time. • Since IPO, Aimco Economic Income has compounded annually at 14.1%, 40 bps ahead of peer average.(1) • Future Economic Income growth will be driven by increases in operating income, value creation from redevelopments and developments, and retained earnings. (1) Represents the compounded annual return assuming a) IPO share price, b) quarterly cash dividends when paid, c) stock dividends declared in 2007-2008 as though sold for cash, and d) NAV as of March 31, 2018. Source for peer NAVs: Green Street Advisors. Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. 7

PROPERTY OPERATIONS STRATEGY Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Returns, as Measured by Free Cash Flow. • Aimco residents have an average credit rating of 710, 60 points or ~10% HIGHER than the national average for renters.(1) • Customer SATISFACTION has averaged more than 4 (out of 5) for over four years and averaged 4.26 in 1Q 2018. • Aimco resident RETENTION averaged 52%(2) over the five years ended 1Q 2018 and Aimco achieved renewal lease rent increases of at least 4.5% in each quarter during this same period. 1Q 2018 resident retention of 54.2% was an improvement of 470 bps from 1Q 2017. • Aimco expected 2018 five-year Same Store expense CAGR is LOWER than peer average(3) by 160 bps. • Aimco expected 2018 five-year Same Store NOI CAGR is AHEAD of peer average(3) by 20 bps. (1) National average data source: “What Credit Score Do You Need to Rent an Apartment?”, www.RENTCafe.com, November 27, 2017. RENTCafe is a sister company to Yardi. (2) Retention is calculated as the difference between 100% and turnover. 8 (3) Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. Data Source: SNL Financial.

PREDICTABLE REVENUE GROWTH Aimco is on track to achieve 2018 Same Store revenue growth guidance of between 2.1% and 3.1%. • Earn-in from 2017 leasing activity contributes 1.2% to 2018 revenue growth. • 2018 blended lease rate increases and changes in occupancy contribute the balance. • YTD results, through May, are slightly ahead of the assumptions at the midpoint of full year guidance. CHANGES IN SAME STORE RENTAL Full Year 1Q Apr May YTD RATES(1) 2017 2018 2018 2018(2) Leases RENEWALS 4.6% 4.9% 4.7% 4.8% 4.9% NEW LEASES 0.6% 0.4% 0.6% 1.7% 0.8% WT. AVG. 2.5% 2.7% 2.6% 3.4% 2.9% AVERAGE DAILY OCCUPANCY 96.0% 96.3% 96.4% 96.4% 96.3% (“ADO”) • YTD May 2018 leasing activity is ahead of the same period in 2017 with blended lease rates ahead by 50 bps and ADO up 40 bps. (1) Aimco measures changes in Same Store rental rates by comparing, on a lease-by-lease basis, the rate on a newly executed lease to the rate on the expiring lease for that same apartment. Newly executed leases are classified either as a new lease, where a vacant apartment is leased to a new customer, or as a renewal. (2) May leasing data is updated as of 5/31/2018, and is considered preliminary, actual results to be published with the 2Q 2018 Earnings Release may differ. 9

INNOVATION & PRODUCTIVITY

- **Focus on efficient, productive operations:** Aimco uses Controllable Operating Expenses ("COE"), which are property level operating expenses before taxes, insurance, and utilities, as a measure of operating efficiency.
  - For the five years ending 2018, Aimco COE growth is expected to be **1.2%**.
  - For the ten years ending 2018, Aimco COE growth is expected to be **0.1%**.

- **Innovation is the foundation of Aimco cost control efforts. Innovative activities include:**
  - **Redesign work:** moving administrative tasks to the Shared Service Center reduces cost and allows site teams to focus on sales and service.
  - **Standardize:** reduce complexity, increase purchasing volume discounts.
  - **Invest:** focus on total lifecycle costs by installing more durable in-unit materials such as plank flooring instead of carpet and granite countertops instead of laminate.
  - **Leverage Technology:** enhance customer experience through website design and package lockers, meeting today's customer preference for self-service.



Same Store Expense Growth
2013 - 2018E
120
115
110
105
100
95
2013
2014
2015
2016
2017
2018E
CAGR (1)
3.1% Peer Avg
1.5% Aimco
1.2% Aimco COE

(1) In 2018, Aimco changed its presentation of revenue and expenses to reflect utilities costs net of amounts reimbursed by residents, which were previously included in revenue. Prior amounts have been revised to conform to this presentation. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA and UDR. Data Source: SNL Financial.

10

REDEVELOPMENT STRATEGY Create Value based on Quality of Location and Excellence of Design by Repositioning Properties Within the Aimco Portfolio and by Constructing New Properties. REDEVELOPMENT APPROACH • Own communities where land value is a high percentage of total value. Lower price-point communities with high land values support redevelopment and entitlement activities. • Provide predictable cash flows through excellence in property operations and incubate land value while it appreciates. • Where appropriate, re-entitle land in anticipation of adding future value. Entitlement requires little capital. • Redevelop properties when market conditions support accretive repositioning. • Execute projects in phases, to refine product offerings and to reduce risk. • Adjust pace and scope of redevelopment to match market acceptance and to reduce lease-up inventory risk. • Measure results by the rate and quality of returns. • Adhere to Aimco Risk Management policies: limit annual redevelopment spending to less than 3% of GAV, limit lease-up inventory risk, arrange in advance required capital funding, rely on the expertise and balance sheet of third party developers where indicated, and require unlevered returns that reflect risk acceptance. 11

REDEVELOPMENT VALUE CREATION CONSISTENT VALUE CREATION • Aimco has numerous opportunities within its portfolio for continuing value creation through redevelopment. • Aimco also seeks acquisitions with characteristics that lead to opportunities for value creation through redevelopment. • Over the five years ended 2017, Aimco has redeveloped 16 properties and purchased six properties with opportunities for redevelopment. Additionally, Aimco completed the lease-up of three newly developed assets. • Redevelopment and development activities predictably results in value creation. o Over the five years ended 2017, Aimco invested $1B in redevelopment and development creating more than $400M of net asset value, averaging $80M, more than $0.50 per share, annually. • Current redevelopments under construction are on track to create value >35% of the new investment and to earn stabilized NOI yields approximately 160 bps above market cap rates. 12

WHAT'S NEXT FOR REDEVELOPMENT?

REDEVELOPMENT PIPELINE

- Aimco plans future starts to backfill its redevelopment pipeline.
- In 2018, Aimco expects to spend $120M to $200M on redevelopment and development activities.



DENVER
21 Fitzsimons (New Phase)
Township at Highlands
MINNEAPOLIS
Calhoun Beach Club
(Expanded Scope)
CHICAGO
100 Forest Place
Yorktown Apartments
(Expansion)
BAY AREA
707 Leahy
Preserve At Marin
(Expansion)
NEW YORK CITY
East 88th & 2nd Ave
PHILADELPHIA
Chestnut Hall
GREATER LA
Villas at Park La Brea
HillCreste
GREATER WASHINGTON, DC
Foxchase
Merrill House
Shenandoah Crossing
Bent Tree
(New Acquisition)
SAN DIEGO
Mariner's Cove
MIAMI
Flamingo South Beach
(Expanded Scope)
Yacht Club at Brickell

The menu shown above is representative of the communities whose redevelopment or development is being considered. Actual projects and their scope may differ materially from the above.

13

PORTFOLIO MANAGEMENT Enhance rent growth and increase long term capital values through portfolio design emphasizing land value as well as location and submarket selection while reducing revenue volatility by geographic and price point diversification. • Aimco portfolio design includes: • DIVERSIFICATION by geography and price point sufficient to moderate volatility and concentration risk, while focusing investment in higher rent-growth, higher-margin submarkets; and • Offering a product that ATTRACTS highly qualified residents with positive prospects for income growth and the ability and willingness to pay for high quality homes and service. • Aimco upgrades its portfolio through its capital allocation strategy based on a strict paired trade discipline with: • DISPOSITION of up to 10% of its portfolio annually, primarily from submarkets with lower revenue growth prospects; and • REINVESTMENT of disposition proceeds in communities with higher land value, higher expected rent growth, and higher projected free cash flow internal rates of return. 14

CAPITAL ALLOCATION HISTORY Aimco has a demonstrated record of enhancing portfolio quality through its portfolio strategy and disciplined capital allocation. • For the five years ended 2017, Aimco invested $2.6B in redevelopment, development, property upgrades, and acquisitions. • Aimco funded the investments primarily through $2.4B of property sales, approximating 4% of GAV annually. • These paired trades enhanced Aimco portfolio quality and increased its portfolio allocation to Los Angeles, Boston, Denver, and the Bay Area while reducing its allocation to southern Virginia, Baltimore, Phoenix, and Houston. Capital Allocation Investments Sold Results Average Age(1) 9 years 34 years - 25 years QUALITY COMPARISON Average revenue per apartment home $2,990 $1,070 + $1,920 Median home values(2) ~$685K ~$295K + ~$390K Historical long term annual revenue growth rate(3) 3.9% 2.8% + 110 bps 10-Year FCF IRR(4) 9.7% 6.3% + 340 bps FINANCIAL COMPARISON FCF yield(4) 6.0% 5.1% + 90 bps NOI yield 6.2% 6.2% + 0 bps FCF margin 75% 44% + 3100 bps (1) Average age for investments includes only Aimco acquisitions. (2) Source: ESRI (3) Source: REIS (4) FCF assumes annual capital replacements spending of $1,200 per apartment home for the communities acquired and sold. 15

2018 PAIRED TRADE

Through the first five months of 2018, Aimco continued its portfolio enhancement by acquiring Bent Tree Apartments in Fairfax County, VA for $160M and agreeing to purchase an "A" quality portfolio of six Philadelphia area apartment communities for $445M. Aimco has closed on the acquisition of four of the six with the fifth expected to close this summer and the sixth closing upon completion of construction in 2019.

Aimco will fund these investments with the sale of its Asset Management business and four Affordable communities for $590M (closing expected in 3Q 2018) plus the pending sale of Chestnut Hill Village, an older asset in north suburban Philadelphia.

- This trade is a good example of our choosing long-term value creation and free cash flow growth, even if there is some reduction in short-term earnings.

		Bent Tree Investment	Philadelphia Investment	Sales to Fund Investment	Net Variance
PAIRED TRADE METRICS	10-Year Avg. Rent Growth Rate	4.5%	3.1%	3.4%	+10 bps
	10-Year FCF IRR	9.7%	7.9%	4.4%	+400 bps
	FCF Yield	5.1%	4.9%	6.7%(1)	-170 bps
	NOI Yield	5.6%	5.3%	6.9%(1)	-150 bps

(1) The FCF and NOI yield for Sales to Fund Investment is elevated in year 1 from the contribution from the Asset Management business, this contribution would reduce to zero by 2025. Absent the contribution from the Asset Management business the yields are reduced by approximately 200 bps.

16

PHILADELPHIA MARKET PROFILE

Center City, Philadelphia is a market that Aimco knows well, and we have a positive view on its long-term prospects.

- It is the fifth largest city in the United States by population and the Philadelphia MSA is also eighth largest in the nation in terms of GDP.
- The education and medical sectors, or "eds and meds," are at the foundation of Philadelphia's stable economy, representing a solid resident base for our communities.
- Philadelphia boasts a strong university system, including 90 institutions of higher education, with 19 colleges and universities in and around Greater Center City.
- 1 in 6 doctors in the United States received some of their medical training in Philadelphia.
- Center City holds 42% of all jobs in Philadelphia with unemployment of 2.9% as of 2017, compared to 4.1% nationally.

Following the completion of the $445M, six-property Philadelphia portfolio acquisition and the planned sale of Chestnut Hill Village, Aimco will have 10% of its gross asset value invested in the Philadelphia market, up from 8% at 1Q 2018, and repositioned in more attractive submarkets.



CHESTNUT HILL
Wissahickon Valley Park
ROXBOROUGH
Gladwyne
ROXBOROUGH-MANAYUNK
MANAYUNK
GERMANTOWN
WISSAHICKON
EAST FALLS
Bala Cynwyd
Narberth
Wynnewood
NORTH PHILADELPHIA
STRAWBERRY MANSION
Fairmount Park
PENN WYNNE
KENSINGTON
WEST PHILADELPHIA
Philadelphia Zoo
Eastern State Penitentia
Philadelphia Museum of Art
Millbourne
Barnes Foundation
University of Pennsylvania
East Lansdowne
KINGSESSING
Darby
GIRARD ESTATES
Melrose Park
Elkins Pa
OLNEY

Existing Aimco Portfolio

1. Chestnut Hill Village
2. Park Towne Place
3. Chestnut Hall
4. The Sterling
5. Riverloft

Acquired from Dranoff

1. One Ardmore Place
2. The Left Bank
3. Locust on the Park
4. The Victor
5. SouthStar Lofts
6. 777 South Broad

Source: US Census, BEA, MPF Research, Center City District & Central Philadelphia Development Corporation, BLS

17

CENTER CITY DEMOGRAPHICS Center City’s Population is Highly Educated Educational attainment levels for Center City residents rival that of Palo Alto, CA and Cambridge, MA Looking at the prime renter cohort of 25 to 34-year-olds, the educational attainment levels are even better. Source: Census, The American Community Survey 18

CENTER CITY RENT GROWTH Center City has achieved a 15-year compound annual rent growth of 3.3%, placing it number four among Aimco’s 12 target markets. Its 10-year compound annual rent growth is 2.9% consistent with Boston, Chicago, and Miami at number five among Aimco’s 12 target markets. Center City represents a steady-eddy market with consistent rent growth, similar to other gateway markets, with lower volatility. Source: REIS 19

PORTFOLIO DIVERSIFICATION • The benefit of a diversified portfolio is that some markets accelerate while other markets decelerate. These offsetting results mute the volatility of local building cycles. • Aimco has a concentration of communities in the coastal, gateway markets, with 57% of its asset value invested in the Los Angeles, Bay Area, Seattle, Boston, Washington, DC, and New York City areas. • Aimco investments in large markets such as Denver, Philadelphia, and Miami afford diversification and provide market rent growth rates similar to or greater than New York City, Boston, and Washington, DC. Geographic Diversification1 (% Real Estate GAV) SEATTLE, 1% CHICAGO, 6% BOSTON, 10% DENVER, 4% NEW YORK, 4% BAY AREA, 12% PHILADELPHIA, 10% LOS ANGELES, 21% WASHINGTON, DC, 9% ATLANTA, 1% SAN DIEGO, 6% MIAMI, 9% (1) Represents expected Aimco portfolio in target markets proforma the transactions announced in April. Non-target markets account for 6% of Aimco GAV. 20

PORTFOLIO DIVERSIFICATION • Price point diversification and submarket location provide insulation from local new supply and contribute to stable revenue growth. • Aimco analyzes and grades its portfolio of communities based on rents earned as a percentage of local market rent. Aimco further refines this grading by comparing the property rent level to its submarket average. • Where there is new supply, it is typically delivered at the highest rents in the market, putting competitive pressure primarily on existing high-rent “A” communities. • A community that grades as an “A” in the overall market may be located in a superior submarket with rents so much above the overall market that the same community grades as a “B” in that submarket and is thus somewhat protected from the impacts of new supply. (1) Aimco defines apartment community quality as follows: “A” quality communities are those earning rents greater than 125% of local market/submarket average; “B” quality communities are those earning rents 90% to 125% of local market/submarket average; “C+” quality communities are those earning rents less than 90% of local market average, and earning rents greater than $1,100 per month; and “C” quality communities are those earning rents less than 90% of local market average and earning rents less than $1,100 per month. The charts above illustrate Aimco’s 1Q 2018 portfolio. 21

AIMCO EXPOSURE TO NEW SUPPLY

- As a result of diversification, Aimco exposure to competitive new supply is primarily limited to its "A" price point communities in submarkets with projected completions of more than 2% of existing stock during 2018 … or approximately 20% of Aimco GAV.
- This exposure is mitigated in some submarkets, where the rate of job growth is greater than the rate of supply growth and in other submarkets, where Aimco's "A" rents are substantially lower than the rents charged by new supply.

	Aimco Supply Exposure		Factors Mitigating Impact of New Supply	
MARKET: Submarket(s)	% Aimco GAV Invested in "A" Submarket Graded Communities	Completions as a % of Existing Stock[1]	New Jobs per Unit Completed[2]	Aimco Specific Factors
LOS ANGELES: Mid-Wilshire	8.7%	2.1%	4	Aimco rents are ~85% of new supply rents.[3]
PHILADELPHIA: Center City	4.9%	5.0%	10	Aimco redevelopment lease-ups at Sterling and Park Towne Place have been successful at leasing >1,100 apartment homes over the past four years.
BAY AREA: San Mateo	3.0%	3.9%	6	Property operations YTD are consistent with 2018 expectations; new jobs data suggests supply could be absorbed.
MINNEAPOLIS: Uptown	1.0%	3.3%	8	Redeveloped units at Calhoun could experience supply pressure. One advantage of redevelopment is that it can be deferred until new supply pressure has eased.
GREATER NEW YORK: Bergen County, NJ	0.9%	2.7%	1	Aimco rents are ~90% of new supply rents.[3]
ATLANTA: Buckhead, Midtown	0.7%	6.7%	5	Aimco rents are ~90% of new supply rents.[3] In Midtown, deliveries are expected to be down from 2017.
NASHVILLE: West Nashville	0.5%	6.1%	5	Aimco rents are ~70% of new supply rents.[3]
DENVER: Littleton	0.4%	3.2%	2	Aimco rents are ~85% of new supply rents.[3]
CHICAGO: DuPage County	0.4%	2.1%	6	Supply pressure could exist, however new jobs data suggests supply should be absorbed.

(1) Based on submarket data for deliveries in 2018 as a percentage of beginning of year stock as of 1Q 2018, available from MPF Research.
(2) Employment figures are based on market data as reported by Green Street Advisors (April 2018). As a rule of thumb, at least five new jobs are necessary to absorb one unit.
(3) Aimco rents are measured against per square foot rents of new buildings within a three mile radius of the Aimco community. Construction and lease-up data as reported by AxioMetrics as of 1Q 2018.

22

HIGH QUALITY BALANCE SHEET Aimco limits risk through balance sheet structure, employing low leverage, primarily non-recourse and long-dated property debt, and builds financial flexibility by maintaining ample unused and available credit as well as a pool of properties with substantial value unencumbered by property debt. Unencumbered Pool Value: $2.0 Billion Standard & Poor’s Investment Grade Ratings Services Refunding risk is lower than total leverage due to principal amortization Credit Ratings Fitch Ratings paid from retained earnings, and because Aimco’s perpetual preferred equity is not subject to mandatory refunding. 1Q 2018 Activity 23

TEAM AND CULTURE Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success. TEAM ENGAGEMENT • Out of hundreds of participating companies, Aimco is one of only eight recognized as a "Top Place to Work" in Colorado for each of the past six years. • For the past five years, Aimco team engagement scores, on a 1 to 5 scale, have averaged better than 4. TALENT AND SUCCESSION PLANNING • In 2017, Aimco invested $2.1M in team member training and development. • Aimco has a policy preferring promotion from within and maintains a talent pipeline for every executive officer position, including the CEO. • Aimco maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidates’ skills, experience, expertise, leadership, and fit. • The Aimco Board of Directors participates actively in succession planning and reviews in detail the executive talent pipeline and candidate development progress at least once a year. Further, the Board engages directly and regularly with executive officers and the candidates for their succession. 24

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) STOCKHOLDER OUTREACH • We regularly engage on ESG matters with stockholders holding approximately 2/3 of our outstanding shares. • In response to input gathered through this engagement, Aimco has: o Enhanced its ESG Disclosure o Included a Matrix of Director Qualifications and Expertise in our Proxy o Expanded its Disclosure on Management Succession o Added More Graphical Disclosure in our Proxy o Adopted Proxy Access o Overhauled our LTI Program o Replaced Single Trigger Change in Control Provisions with Double Trigger Change in Control Provisions o Adopted a Clawback Policy o Committed to no Excise Tax Gross-Ups BOARD REFRESHMENT & COMPOSITION • Aimco remains focused on a talented and engaged Board, including its regular refreshment. INDEPENDENT DIRECTORS RECENTLY ADDED TO HONORED IN 2017 FOR BOARD COMPOSITION OUR BOARD: • Ann Sperling, 2018 • Nina Tran, 2016 • Kathleen Nelson, 2010 DECLASSIFIED BOARD The biennial Breakfast of Corporate Champions salutes • All Aimco directors have always been elected annually . Fortune 1000 and S&P 500 Companies with at least 25% of board seats held by women. 25

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) COMMITMENT TO COMMUNITY COMMITMENT TO CONSERVATION Team members turn their passion for community In 2017, Aimco invested strategically $4.5M in energy service into action through Aimco Cares, which gives conservation. Over the last ten years, Aimco has teammates 15 paid hours each year to apply to achieved: volunteer activities of their choosing. In 2017: 8,840,044 796,233,615 5964 Therms of natural gas Gallons of water saved conserved through efficiency Hours volunteered by team members through Aimco Cares 137 Aimco Cares volunteer events 150 189,866,952 157,697 Nonprofits served kWh of electricity saved Metric tons of through through efficient fixtures greenhouse gas volunteerism and emissions eliminated donations $530,000 Raised through Aimco Cares Charity Golf Classic benefitting patriotic causes and providing scholarships for students in affordable housing 26

FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2018 results, including but not limited to: Pro forma FFO and selected components thereof; AFFO; Aimco redevelopment and development investments and projected value creation from such investments; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2017, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, some of which are measures not defined under accounting principles generally accepted in the United States, or GAAP. These measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco’s First Quarter 2018 Earnings Release dated May 7, 2018. 27